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EXHIBIT 99

             ASSET PURCHASE  &  NEW MANAGEMENT AGREEMENT

This Asset Purchase & New Management Agreement ("Agreement") consisting of eight (8) pages, is made this 1st day of May 2004, by and between PAYDIRT USA, INC. also known as LUDLUM CONSTRUCTION COMPANY, INC., ("Buyer or Company"), a Florida corporation having a mailing address of 3551 SW Corporate Parkway, Palm City, Florida 34990 and VOTE POWER CORPORATION ("Seller or New Management"), having a mailing address of 17555 Ventura Blvd. Suite #200, Encino, California, 91316.

WITNESSETH:

1.0 Sale Of Vote Power Voting System. Seller agrees to sell and Buyer agrees to buy, on terms hereinafter stated, the complete Vote Power System in exchange for thirty million (30,000,000) shares of fully paid and non-assessable common capital stock with a par value of $.01 of Buyer, which shares constitute approximately eighty percent (80%) of the issued and outstanding common capital stock of Company.

2.0 Exhibits. The following items shall be delivered each party to the other, at the earliest possible date in order to facilitate the due diligence process, but in any case prior to the closing date as defined in Paragraph 4 and 5 below, when they will be attached to this Agreement and made a part thereof.

3.0     Deliveries By Company
        A)      Articles of incorporation and By-Laws.
        B) Copy of the final approved common stock certificate to be issued.
        C)      Corporate Resolution authorizing the purchase of Vote Power
                System.
        D) Copies of requisite changes filed with the State of Florida, Department of State including change of name to Vote Power Corporation.
        E)      Copies of requisite filings with the Securities And Exchange
                Commission
        F) Copies of requisite filings with the National Association of Securities Dealers
        G) Signed resignations of any and all officers, directors and personnel
        H)      Details on the Company stock transfer agent.

4.0     Deliveries By New Management

        A)      Corporate resolution authorizing the sale.
        B)      Resumes of New Management's officers and directors.
        C)      Business Plan three fiscal year operating projections.

5.0     Purchase Price.

Subject to the terms and conditions of this Agreement, the total purchase price to be paid by Buyer to Seller shall be thirty million (30,000,000) shares of fully paid and non-assessable common capital stock. These shares of stock shall be stamped to indicate they are restricted investment stock under Rule 144 of the Securities And Exchange Act of 1934.

6.0     Investment Banking Services.

New Management shall retain the services of Mezzanine Finance Fund LLC. ("Mezzanine") to advise it on its takeover of management of Company and to perform the detail work required.

7.0     Compensation To Investment Banker.

For services received, New Management shall pay to Mezzanine compensation in the amount of two hundred thousand dollars ($200,000) in the following manner. New Management has previously paid a retainer to Mezzanine of fifty thousand dollars ($50,000) and the remaining one hundred fifty thousand dollars ($150,000) are to be paid upon completion of the intended management change and from proceeds of initial capital raising transaction.

8.0     Operational Liabilities.

Pursuant to this Agreement, New Management shall be free and clear of any liabilities other than those acceptable to New Management.

9.0     Conveyance Of Ownership.

Seller agrees to convey ownership by transfer of Vote Power System to Buyer on the closing date.

10.0    Closing Date.

This purchase and sale transaction shall close within 30 days of the date of this Agreement, with all supplemental matters to be fulfilled within 30 days thereafter.

11.0    Documents.

At the closing, the Company shall deliver or cause to be delivered to New Management the following items duly executed and acknowledged where required:

        11.1    Stock Certificate.

        A stock certificate in form and substance satisfactory to Seller, executed by Buyer and conveying to Seller thirty million (30,000,000) shares of fully paid and non assessable common capital stock of $0.01 par value that constitutes approximately eighty percent (80%) per cent of the issued and outstanding common capital stock of Company.

12.0    Access and Inspection, Etc.

Each party shall allow have full access during normal business hours from and after the date hereof and prior to the Closing Date to all of the properties, books, contracts, commitments and records of the Company for the purpose of making such investigations as the Company may reasonably request in connection with the transactions contemplated hereby.

13.0    Confidential Treatment of Information.

From and after the date hereof, the parties hereto shall and shall cause their representatives to hold in confidence this Agreement, all matters relating hereto and all data and information obtained with respect to the other parties or their business, except such data or information as is published or is a matter of public record, or as compelled by legal process. In the event this Agreement is terminated, each party shall promptly return to the other(s) any statements, documents, schedules, exhibits or other written information obtained from them in connection with this Agreement, and shall not retain any copies thereof.

14.0    Public Announcements.

Prior to the Closing, none of the parties hereto shall make any press release, statement to employees or other disclosure of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties, except as may be required by law. None of the parties hereto shall make any such disclosure unless the Company shall have received prior notice of the contemplated disclosure and has had adequate time and opportunity to comment on such disclosure, which shall be satisfactory in form and content to the Company and its counsel. Such approval shall not be unreasonably withheld.

15.0    Securities Law Compliance.

The issuance of the purchase shares to the Seller hereunder shall not be registered under the Securities Act by reason of the exemption provided by
Section 4(2) thereof, and such securities may not be further transferred unless such transfer is registered under applicable securities laws or, in the opinion of the Company's counsel, such transfer complies with an exemption from such registration.

16.0    Best Efforts.

Subject to the terms and conditions provided in this Agreement, each of the parties shall use its best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions.

17.0    Further Assurances.

The parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including, without limitation, all necessary to issue the purchase shares, and to consummate the transactions contemplated by this Agreement.

18.0    Representations, Covenants And Warranties Of The Company.

To induce the New Management to enter into this Agreement and to consummate the transactions contemplated hereby the Company represents and warrants to and covenants as follows:

        18.1    Organization; Compliance.

        It is a corporation duly organized, validly existing and in good standing under the laws of Florida.

        18.2    Capitalization and Related Matters.

        The Company has an authorized capital consisting of Two hundred fifty million (250,000,000) shares of common stock, no par value per share, of which thirteen million one-hundred fifty thousand (13,150,000) shares of common stock are issued and outstanding at the date hereof, All outstanding shares of the common stock are duly and validly issued, fully paid and nonassessable. No shares of common stock (i) were issued in violation of the preemptive rights of any shareholder, (ii) were issued in violation of the Securities Act or the "Blue Sky" laws, or (iii) are held as treasury stock. There are no outstanding securities convertible into capital stock of the Company nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, such capital stock or securities convertible into such capital stock. The
        Company: (i) is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock; or (ii) has no liability for dividends or other distributions declared or accrued, but unpaid, with respect to any capital stock. The Purchase Shares will be, when issued, duly and validly authorized and fully paid and non?assessable, and will be issued to the Seller as applicable, free of all encumbrances, claims and liens whatsoever.

        18.3    Subsidiaries.

        The Company owns (a) no shares of capital stock of any other corporation, including any joint stock company, and (b) no other proprietary interest in any company, partnership, trust or other entity, including any limited liability company.

        18.4    Corporate Records.

        The statutory records, including the stock register and minute books of the Company fully reflect all issuances, transfers and redemptions of its capital stock, currently show and will correctly show the total number of shares of its capital stock issued and outstanding on the Closing Date, the articles of incorporation or other organizational documents and all amendments thereto, the bylaws as amended and currently in force.

        18.5    Financial Statements.

        The Company delivered to the New Management (i) year-end audited financial statements of the Company for the fiscal year ended December 31, 2002 and unaudited statements the three quarters for the year 2003 ending September 30, 2003.

        18.6    Liabilities.

        The Company has no known debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise.

        18.7    Compliance With Law.

        The business and activities of the Company has at all times been conducted in accordance with its Articles of Incorporation and Bylaws and any applicable law, regulation, ordinance, order, License, permit, rule, injunction or other restriction or ruling of any court or administrative or governmental agency, ministry, or body, except where the failure to do so would not result in a material adverse effect on the Parent.

        18.8    Taxes.

        The Company has duly filed all federal, state, and material local and foreign tax returns and reports, and all returns and reports of all other governmental units having jurisdiction with respect to taxes imposed on it or on its income, properties, sales, franchises, operations or employee benefit plans or trusts, all such returns were complete and accurate when filed, and all taxes and assessments payable by the Company have been paid to the extent that such taxes have become due except for the year 2002.

        18.9    Real Properties.

        The Company does not have an interest in any real property.

        18.10   Contingencies.

        There are no actions, suits, claims or proceedings pending, or to the knowledge of the Company threatened against, by or affecting, it in any court or before any arbitrator or governmental agency that may have a material adverse effect on the Company.

        18.11   Reports.

        The Company has filed all required forms, reports, and documents with the Securities and Exchange Commission (the "SEC Reports"), all of which, when filed, complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. None of the SEC Reports, when made, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein as to not render the SEC Reports misleading.

        18.12   Full Disclosure.

        No representation or warranty of the Company contained in this Agreement, and none of the statements or information concerning the Company contained in this Agreement, contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

19.0    Representations And Warranties Of The Seller.

To induce the Company to enter into this Agreement and to consummate the transactions contemplated hereby, the Seller represents and warrants to and covenants with the Company as follows:

        19.1    Execution; No Inconsistent Agreements; Etc.

        a. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized and approved by the Seller and this Agreement is a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies.

        b. The execution and delivery of this Agreement by the Seller, does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of the Seller, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which the Company or any of its subsidiaries is a party, pursuant to which any of them otherwise receive benefits, or by which any of their properties may be bound.

        c. Seller is the sole and complete owner of the Vote Power System as defined in the Agreement and there are no liens or other encumbrances on the system.

20.0    Conditions To Obligations Of All Parties.

        20.1 The obligation of each of the parties hereto to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing, of each of the following conditions; any or all of which may be waived in whole or in part by the joint agreement of the parties hereto:

        20.2 This Agreement and the issuance of the purchase shares having been approved by the requisite vote of the shareholders of the Company and New Management, as well as the boards of directors of each such party.

        20.3 The parties hereto acknowledge and agree that each party shall have the right to conduct a legal and financial audit of the Company prior to Closing, and the Closing shall be subject to such due diligence being satisfactory to each party in its sole discretion.

21.0    Miscellaneous.

        21.1 Notices. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person, or upon the expiration of two (2) days after the date sent, if sent by federal express (or similar overnight courier service) to the parties at the following addresses:

        (i)     If to Company:
                Paydirt USA, Inc.Ludlum Construction Company, Inc.. C/o Mezzanine Finance Fund LLC.
                3551 SW Corporate Parkway
                Palm City, Florida 34990

        (ii)    If to the New Management:
                Vote Power Corp.
                17555 Ventura Blvd.
                Ste# 200
                Encino, California  91316
               (818) 992-0556

        21.2 Notices may also be given in any other manner permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein

        21.3    Headings.

        The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

        21.4 Gender.

        Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

        21.5    Acceptance by Fax.

        This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

        21.6    Expenses.

        Each party hereto shall be responsible for its own costs and expenses (including, without limitation, legal and accounting fees) incurred by it in connection with the negotiation, preparation and execution of this Agreement.

        21.7    Survival.

        All representations and warranties of parties contained in this Agreement shall not terminate on or as of the closing date, but will survive the closing of this transaction, including all warranties of marketable equity interest by Company expressed in documents delivered at the closing.

        21.8    Entire Agreement.

        This Agreement constitutes the entire agreement between the parties hereto except as may be set forth herein. This Agreement cannot be amended except in writing and executed by both parties hereto.

        21.9    Binding Effect.

        This Agreement shall inure to the benefit of, and bind the respective successors and assigns, if any, of the parties hereto.

        21.10   Assignment.

        Neither party may not assign this Agreement, in whole or in part, without the written consent of the other party.

        21.11   Litigation Costs.

        In connection with any litigation arising out of this Agreement, the prevailing party, after all appeals, shall be entitled to recover all costs incurred, including reasonable attorneys fees.

        21.12   Governing Law.

        This Agreement shall be governed and enforced in accordance with the laws of the State of Florida, Palm Beach County venue.

        21.13   Due Diligence.

        The parties shall use their best efforts and exercise due diligence in the consummation of this transaction.

        21.14   Effective Date.

        The effective date of this Agreement shall be the date that both parties execute it and return a fully executed copy to the other party. This document shall have no legal force or effect until executed by both parties.


IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.


COMPANY/BUYER: /S/ FLOYD D. WILKENSON                   Date: May 1, 2004
              ----------------------------------------
              Floyd D. Wilkenson, Authorized Agent
              Paydirt USA, Inc./Ludlum Construction
              Company, Inc.



SELLER/
NEW MANAGEMENT: /S/ BOB MARTYN                          Date: May 1, 2004
               ----------------------------------------
               Bob Martyn, President
               Vote Power Corp.

               /S/ INTI SHAIKH                          Date: May 1, 2004
               ----------------------------------------
               Inti Shaikh, Secretary
               Vote Power Corp.